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                                                                    EXHIBIT 23.1


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2004, in the Registration Statement on Form S-4 and related Prospectus of Hospira, Inc. pertaining to the Offer to Exchange $700,000,000 in Notes.


/s/ Ernst & Young LLP


Chicago, Illinois
July 13, 2004